Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Hyundai Capital America (the “Company”)

Re:	Hyundai Auto Receivables Trust (“HART”) 2017-A, Asset-Backed Notes (the “Notes”)

We have performed the procedures described below, which were agreed to by the Company and by other third parties who execute an agreement with KPMG LLP in which each such party agrees to the procedures and takes responsibility for the sufficiency of the procedures performed for such party’s purposes (such third parties and the Company are collectively referred to herein as the “Specified Parties”), solely to assist the Specified Parties with certain information pertaining to a portfolio of automobile, light-duty truck and minivan retail loan receivables which we were informed are intended to be included as collateral in the offering of the Notes. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

●	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

●	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

●	The term “rounding” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

●	The term “Receivables” means amounts owed by obligors under retail installment sale contracts, secured by new and used automobiles, light-duty trucks and minivans that are financed by those contracts.

●	The term “Detailed Receivables List” means an electronic data file, provided to us by the Company on February 22, 2017, detailing 71,274 Receivables and their related attributes as of the close of business on February 10, 2017 (the “Cutoff Date”).

●	The term “Sample Receivables” means 150 Receivables that we randomly selected from the Detailed Receivables List as instructed by the Specified Parties. A listing of the Sample Receivables was provided to the Company.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

●	The term “XML Data File” means an electronic data file in Extensible Markup Language (“XML”), provided to us by the Company on March 6, 2017, detailing 71,274 Receivables and their related attributes as of the close of business on February 28, 2017.

●	The term “Title Document” means the Certificate of Title, a copy of the Certificate of Title, Electronic Title, Application for Certificate of Ownership, Notice of Recorded Lien, Notice of Lien Application for Title, Title and Registration Receipt, Vehicle Registration/Title Application, Application for Title with/without Registration, Certificate of Title to a Vehicle, Certificate of Title of a Vehicle, Application for Title and License, Application for Title and Registration, Application for Registration, Application for Registration of a New Vehicle, Guarantee of Title Statement, State Notice of Security Interest Filing, or information from the Title Explorer System.

●	The term “Obligor” means the borrower(s) stated on the Installment Sale Contract.

●	The term “Receivable File” means any file containing some or all of the following documents contained in the Company’s contract and credit application system or provided by the Company: Installment Sale Contract, Extension Agreement, Notice of Change, Title Document, Credit Application, DealerTrack Application, and/or HCA Credit Decision. We make no representation regarding the validity, enforceability, or authenticity of such Receivable File documents.

●	The term “Daybreak System” means the Company’s electronic loan system used to service the Receivables.

●	The term “Title Explorer System” means the Company’s internal web-based system used to maintain title information.

●	The terms “Detailed Receivables List Attributes” and “XML Data File Attributes” mean the attributes selected by the Company listed in the Detailed Receivables List and XML Data File, respectively, on which we performed the procedures as instructed by the Specified Parties.

●	The term “Sources” means information contained in the Receivable File, Daybreak System, or Title Explorer System, and, related to the XML Data File Attributes, the Detailed Receivables List.

The Company is responsible for the Detailed Receivables List and the XML Data File.

I.	The Detailed Receivables List

At the request of the Specified Parties, for each Sample Receivable we compared the attributes listed below to the corresponding information appearing on or derived from the Sources. The absence of any of the specified documents, or the inability to agree the indicated information from the Detailed Receivables List to one or more Sources for each of the Detailed Receivables List Attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Detailed Receivables List Attribute	Sources
Original Amount Financed	Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System, and instructions provided by the Company described below
Annual Percentage Rate (“APR”)	Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System

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Detailed Receivables List Attribute	Sources
Scheduled Monthly Payment Amount	Installment Sale Contract, Notice of Change (if any, corresponding information in the Daybreak System
Contract Date	Installment Sale Contract
First Payment Date	Installment Sale Contract, Extension Agreement (if any), corresponding information in the Daybreak System
Original Term (number of months)	Installment Sale Contract, corresponding information in the Daybreak System
Recomputed Maturity Date	Instructions provided by the Company described below
Dealer’s State	Installment Sale Contract
Vehicle Make	Installment Sale Contract
Vehicle Model	Installment Sale Contract
Vehicle Type (“New” or “Used”)	Title Explorer System and instructions provided by the Company described below
Model Year	Installment Sale Contract
Obligor’s Zip Code	Installment Sale Contract, corresponding information in the Daybreak System
Obligor’s State	Installment Sale Contract, corresponding information in the Daybreak System
Co-Obligor Present Indicator	Installment Sale Contract, corresponding information in the Daybreak System
Remaining Principal Balance	Daybreak System (without giving effect to financial activities subsequent to the Cutoff Date)
FICO Score	Daybreak System

For purposes of comparing Original Amount Financed, we were instructed by the Company to consider the information to be in agreement if the difference was not greater than $1.00.

For purposes of comparing Maturity Date, we were instructed by the Company to recompute the Maturity Date (the “Recomputed Maturity Date”) by adding the Original Term (in numbers of months) to the First Payment Date, and adjusting for any payment extensions or due date changes appearing on the Extension Agreement (if any) or the Daybreak System. We compared the Recomputed Maturity Date to the corresponding information appearing on the Detailed Receivables List.

For purposes of comparing Vehicle Type (“New’” or “Used”), we were instructed by the Company to consider the Vehicle Type to be “New” if the Title Explorer System indicated the vehicle was not previously titled or registered, or the previous owner was a dealership or an affiliated entity; and to consider the Vehicle Type to be “Used” if one or more previous Title Document(s) were present in the Title Explorer System (excluding Title Documents to a dealership or an affiliated entity). If the Title Explorer System indicated the vehicle was not previously titled or registered, or the previous owner was a dealership or an affiliated entity, but the Detailed Receivables List indicated the Vehicle Type as “Used,” we were instructed by the Company to consider the information to be in agreement if: (i) we observed one or more previous Title Documents in the Receivable File, (ii) the mileage appearing on the Installment Sale Contract was more than 1,000 miles, (iii) or the Model Year appearing on the Detailed Receivables List was more than one year prior to the contract year appearing on the Detailed Receivables List.

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For purposes of identifying Presence of a Title Document, we were instructed by the Company to observe that the Company’s name appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party. The Company informed us that “HMFC,” “HMFC ELT,” “Hyundai Motor Finance Co,” “Hyundai Motor Finance Company,” “Hyundai Motor Finance, “Hyundai Capital America,” “Hyundai Capital America DBA HMF,” “Hyundai Capital America DBA Kia,” “Hyundai Capital America DBA Hyundai Motor Finance,” “Hyundai Motor Fin, “Hyundai Capital America DBA Kia Motors Finance,” “Kia Motors Finance,” “Kia Motors Finance Co,” “Kia Motors Finance Company,” “KMF,” “KMFC,” and “KMFC ELT,” “Kia Motors Fin,” “Kia Motor Finance,” “Kia Motor Finance Co,” were acceptable names for the Company.

In addition to the procedures described above, for each Sample Receivable, we observed the presence of the following in the Receivable File:

●	Title Document

●	Truth-in-Lending Disclosure (in Installment Sale Contract)

●	Signed Credit Application, DealerTrack Application or HCA Credit Decision. We make no representation regarding the authenticity of the signature(s).

II.	The XML Data File

At the request of the Specified Parties, for each Sample Receivable we compared the attributes listed below to the corresponding information appearing on or derived from the Sources. The absence of any of the specified documents, or the inability to agree the indicated information from the XML Data File to one or more Sources for each of the XML Data File Attributes constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

XML Data File Attribute	Sources
Reporting Period Scheduled Payment Amount	Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System
Model Year	Detailed Receivables List, Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System
Obligor’s State	Detailed Receivables List, Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System
Co-Obligor Present Indicator	Detailed Receivables List, Installment Sale Contract, Notice of Change (if any), corresponding information in the Daybreak System

The information regarding the Sample Receivables was found to be in agreement with the respective information appearing in the Sources. There were no conclusions that resulted from the procedures.

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We were not engaged to, and did not, conduct an audit, examination, or review, the objective of which would be the expression of an opinion or conclusion on the Detailed Receivables List and the XML Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Detailed Receivables List, the XML Data File, the Receivable Files, the Daybreak System, the Title Explorer System, and information and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding, (i) the physical existence of the Receivables, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Detailed Receivables List, the XML Data File, the Receivable Files, the Daybreak System, the Title Explorer System, or any data and documents furnished to us by the Company which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

March 7, 2017

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